Geographic Information	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Geographic Information
17.	Geographic Information

Summary information about geographic areas:

ASC 280 (“Segment Reporting”) establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company manages its business on the basis of one reportable segment and derives revenues from selling its product. The Company’s long-lived assets are located in the United States.

Revenues within geographic areas based upon Customers’ project location for the years ended December 31, (in thousands):

	2018	2019
United States	$218,380	$563,157
Australia	51,450	51,531
Rest of the world	20,953	33,211

Total Revenues	$290,783	$647,899